                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 30, 2006
                                                    ----------------------------


                        Abington Community Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        000-51077                   02-0724068
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)


180 Old York Road, Jenkintown, Pennsylvania                        19046
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (215) 886-8280
                                                     ---------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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        On January 30, 2006, Abington Community Bancorp, Inc. (the "Company") reported its results of operations for the quarter and year ended December 31, 2005.

        For additional information, reference is made to the Company's press release dated January 30, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

ITEM 8.01       OTHER EVENTS
                ------------

        On January 31, 2006, the Company also issued a press release announcing a share repurchase program with respect to up to 10% of the Company's outstanding shares of common stock owned by persons other than Abington Mutual Holding Company.

        For additional information, reference is made to the Company's press release regarding the share repurchase program dated January 31, 2006, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibits are included with this Report:

                Exhibit No.     Description
                -----------     ------------------------------------------------

                   99.1 Press release regarding results of operations and financial condition, dated January 30, 2006

                   99.2 Press release regarding share repurchase program, dated January 31, 2006

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABINGTON COMMUNITY BANCORP, INC.


                                        By:     /s/ Robert W. White
                                           -------------------------------------
                                           Name:    Robert W. White
                                           Title:   Chairman, President and
                                                      Chief Executive Officer
Date:  February 1, 2006




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